                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to ss.240.14a-12

                            J. L. HALSEY CORPORATION
                            ------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119


                                                               February 23, 2004

Dear Stockholder:

     You are cordially invited to attend the annual meeting (the "Annual Meeting") of stockholders of J. L. Halsey Corporation (the "Company") to be held on Thursday, March 25, 2004 at 9:30 a.m., local time, at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a Form of Proxy for use in voting at the meeting and an Annual Report for J. L. Halsey Corporation.

     At the Annual Meeting, you will be asked:

     o to elect one Class II director of the Company, to serve until the Annual Meeting of the Company's stockholders in 2006 and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office;

     o to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Your vote is important. We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

                                          Very truly yours,



                                          David R. Burt
                                          Chief Executive Officer, President,
                                          Secretary and Treasurer


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.
--------------------------------------------------------------------------------

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD THURSDAY, MARCH 25, 2004

                                  ------------

PLEASE TAKE NOTICE THAT the annual meeting (the "Annual Meeting") of stockholders of J. L. Halsey Corporation, a Delaware corporation (the "Company"), will be held on Thursday, March 25, 2004 at 9:30 a.m., local time, at The Highlander Inn, Two Highlander Way, Manchester, New Hampshire 03103, to consider and vote on the following matters:

     o to elect one Class II director of the Company, to serve until the Annual Meeting of the Company's stockholders in 2006 and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office;

     o to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     These matters are more fully discussed in the attached Proxy Statement.

     The close of business on February 13, 2004 (the "Record Date"), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Common Stock, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the Company's offices at the address on this notice and at the Annual Meeting.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your Proxy before the Annual Meeting as described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies."

                                        By Order of the Board of Directors,


                                        David R. Burt
                                        CHIEF EXECUTIVE OFFICER, PRESIDENT,
                                        SECRETARY AND TREASURER
Las Vegas, Nevada

                            J. L. HALSEY CORPORATION
                       2325-B RENAISSANCE DRIVE, SUITE 21
                             LAS VEGAS, NEVADA 89119

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The board of directors (the "Board of Directors") of J. L. Halsey Corporation (the "Company") requests your Proxy for use at the annual meeting (the "Annual Meeting") of the stockholders of the Company to be held on Thursday, March 25, 2004 at 9:30 a.m., local time, at The Highlander Inn, Two Highlander Way, Manchester, New Hampshire 03103, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the Form of Proxy were first mailed to stockholders of the Company on or about February 23, 2004.

     This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock of the Company, par value $0.01 per share (the "Common Stock") that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another Proxy. You may revoke your Proxy at any time before it is exercised at the Annual Meeting by
(a) signing and submitting a later-dated Proxy to the Secretary of the Company,
(b) delivering written notice of revocation of the Proxy to the Secretary of the Company, or (c) voting in person at the Annual Meeting. In the absence of any such revocation, shares represented by the persons named on the Proxies will be voted at the Annual Meeting.

                                VOTING AND QUORUM

     The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on February 13, 2004 (the "Record Date"), there were 82,522,080 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

     Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Annual Meeting. If a quorum shall not be present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Annual Meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a Proxy does not have discretionary authority and has not received voting instructions with respect to a particular item.

                  PROPOSAL ONE--ELECTION OF A CLASS II DIRECTOR

     The Board of Directors has designated Mr. David R. Burt as a nominee for election as a Class II director of the Company at the Annual Meeting (the "Nominee"). Mr. Burt was serving as a Class III director of the Company until January 31, 2004. However, on December 16, 2003, Mr. Charles E. Finelli resigned as a director. Following Mr. Finelli's resignation and in accordance with the Company's Bylaws and Certificate of Incorporation, the Board of Directors took action to reduce the number of directors from five to four. Mr. Burt then tendered his resignation as a Class III director and was reappointed by the remaining members of the Board of Directors to fill the vacancy created by Mr. Finelli's resignation. If elected, Mr. Burt will serve until the expiration of his term at the 2006 Annual Meeting of the Company's stockholders and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office. For information about the Nominee, see "Directors."

     The Board of Directors has no reason to believe that the Nominee will be unable or unwilling to serve if elected. If the Nominee becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

REQUIRED VOTE AND RECOMMENDATION

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the Nominee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.

     DIRECTORS

     The following tables set forth certain information regarding the Nominee and the other Directors and executive officers of the Company:

                                                                                          ANNUAL MEETING
                                                                                          AT WHICH TERM
            NAME OF NOMINEE              AGE                      TITLE                       ENDS
     -------------------------------  ----------  -------------------------------------  ----------------
     David R. Burt..............         40       Chief Executive Officer, President,         2003
                                                  Secretary, Treasurer and Class II
                                                  Director

     DAVID R. BURT has been Chief Executive Officer, President and Secretary of the Company and its predecessor since May 4, 2000, and Treasurer since January 14, 2002, and a director since June 7, 2000. Mr. Burt previously served as a Class III director of the Company until January 31, 2004, when he resigned that position and was reappointed as a Class II director to fill the vacancy on the Board of Directors created by the resignation of Charles E. Finelli. Mr. Burt was also President, Chief Executive Officer, Secretary, and a director of Ergo Science Corporation, a biopharmaceutical company, until his resignation in December 2003. Mr. Burt had served in various capacities with Ergo since joining that company in March 1993.

                                                                                          ANNUAL MEETING
                                                                                          AT WHICH TERM
            NAME OF DIRECTOR              AGE                      TITLE                       ENDS
     -------------------------------  ----------  -------------------------------------  ----------------
       William T. Comfort, III....       37       Class III Director, Chairman of the         2004
                                                  Board of Directors
       Andrew Richard Blair.......       70       Class I Director                            2005
       Nicolas De Santis Cuadra          37       Class I Director                            2005

     WILLIAM T. COMFORT, III has served as a director of the Company since June 2002, and Chairman of the Board since November 12, 2002. He was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000. From February 2001 to February 2003 he served as a consultant to Citicorp Venture Capital ("CVC"). He is now principal of Conversion Capital Partners Limited, an investment fund headquartered at 4th Floor, Liscartan House, 127 Sloane Street, London, England. Mr. Comfort has served as a member of the board of Ergo Science since January 2001, and is a director of Stratos Lighwave Inc. with principal offices at 7444
W. Wilson Avenue, Chicago, IL 60706-4549. Mr. Comfort received his J.D. and L.L.M. in tax law from New York University School of Law.

     ANDREW RICHARD BLAIR has been a director of the Company since November 12, 2002. He is a founder of Freimark Blair & Company, Inc., a broker-dealer research boutique. The address of Freimark Blair is 152 Comfort Lane, Pawley's Island, South Carolina, 29585. Mr. Blair has served as President, Chief Executive Officer, Chief Financial Officer and as a director of Freimark Blair since January 1983.

     NICOLAS DESANTIS CUADRA has been a director of the Company since January 16, 2003. Mr. De Santis has served since January 2003 as the Chief Executive Officer of London-based Twelve Stars Communications, an international brand business consulting firm, which Mr. De Santis founded in 1994. Twelve Stars is located at 13 Chesterfield Street, London, England. He previously served as the Chief Executive Officer of Twelve Star from 1994 until December 1998. From December 2000 until January 2003, Mr. De Santis served as the marketing director of OPODO Ltd., an online travel portal owned by several European-based airlines. From January 1999 until December 2000 Mr. De Santis served as Senior Vice President and Chief Marketing Officer of Beenz.com, the internet currency. Mr. De Santis received a degree in economics from Kensington University of Los Angeles, California, in 1988.

DIRECTOR COMPENSATION

     The Company provides each non-employee director with an annual retainer of $25,000. Each director receives a fee of $1,000 per meeting attended, plus out-of-pocket expenses. In addition, members of board committees receive a fee of $1,000, plus out-of-pocket expenses, for each non-telephonic committee meeting attended that is not scheduled in conjunction with a meeting of the full Board of Directors, and a fee of $500, plus out-of-pocket expenses, for each non-telephonic committee meeting attended in conjunction with a meeting of the full Board of Directors and for each telephonic meeting of any committee of the Board of Directors. Executive officers of the Company do not receive additional compensation for serving on the Board of Directors. William T. Comfort, III, the Company's Chairman of the Board of Directors, has waived all retainers and fees for his services.

TERM OF OFFICE

     The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each. Messrs. Blair and De Santis currently serve as Class I directors, whose terms expire at the Annual Meeting of Stockholders following the 2005 fiscal year. Mr. Burt currently serves as a Class II director whose term expires at this Annual Meeting of Stockholders following the 2003 fiscal year, and Mr. Comfort currently serves as a Class III director whose term expires at the Annual Meeting of Stockholders following the 2004 fiscal year.

MEETINGS AND COMMITTEES

     The Board of Directors held seven meetings during the fiscal year ended June 30, 2003. Each director attended every meeting of the Board of Directors.

     The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee. The Compensation Committee of the Company during 2003 consisted of William T. Comfort, III, who serves as chairman and Charles E. Finelli. Mr Finelli resigned from the Board of Directors in December 2003. The Compensation Committee determines the compensation of senior management and administers the Company's benefit plans. The Compensation Committee met once during the fiscal year ended June 30, 2003. See "Compensation Committee Report on Executive Compensation" included in this Proxy Statement for additional information.

     The members of the Audit Committee during 2003 were Andrew Richard Blair, who serves as chairman, Nicolas De Santis Cuadra and Charles E. Finelli. The Audit Committee acts as a liaison between the Board of Directors and the independent accountants and annually recommends to the Board of Directors the appointment of the independent accountants. The Audit Committee reviews, with the independent accountants, the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of internal accounting controls and monitors the Company's compliance programs and other corporate and financial policies. The Audit Committee met four times during the fiscal year ended June 30, 2003. All members of the Audit Committee are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" included in this Proxy Statement.

NOMINATING PROCEDURES

     The Company does not have a standing nominating committee, and all director nominations are considered by the Board of Directors as a whole. The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their professional and business experience. Depending upon the current needs of the Board of Directors and the Company, certain factors may be weighed more or less heavily.

     The Board of Directors identifies nominees by first evaluating, on in informal basis, the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Company's Bylaws and Certificate of Incorporation. If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above. Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

     The Company's bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting. Historically, the Company has not had a formal policy concerning stockholder recommendations for nominees. Given the size of the Company and its current lack of operations the Board of Directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable stockholder recommendation will not be considered, in light of the particular needs of the Company and the policies and procedures set forth above. The Board of Directors will reconsider this matter at such time as it believes that the Company's circumstances, including its operations and prospects, warrant the adoption of such a policy.

     The Company has not had a formal policy concerning the annual stockholder meeting attendance by directors. The Board of Directors intends to consider the adoption of such a policy, taking into consideration the financial costs and overall needs of the Company, prior to the next annual meeting of stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     The Company has not developed to date a formal process by which stockholders may communicate directly with directors. However, in recent years an informal process has developed in which communications sent to the Board of Directors or in care of an officer or other representative of the Company is forwarded to the Chief Executive Officer, who is also a director. We believe this process has adequately served the needs of the Board of Directors and the Company's stockholders. In light of recently adopted SEC disclosure rules on this matter, the Board of Directors may consider the development and adoption of more formal procedures. Until such procedures are adopted and disclosed to the Company's stockholders, stockholders may direct communications intended for the Board of Directors to the Secretary of the Company, at the address located on page 14 of this proxy statement. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication" or similar statement that clearly and unmistakably indicates the communication is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors. The Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

                               EXECUTIVE OFFICERS

     The following table sets forth information regarding David R. Burt, the Company's sole Executive Officer:


Name                                         Age                                Title
----                                         ---   ------------------------------------------------------------
David R. Burt..............................  40    Chief Executive Officer, President, Secretary, Treasurer and
                                                       Class II Director

     Mr. Burt was appointed by the Board of Directors to serve in such capacities until his successor has been duly appointed and qualified, or until his earlier death, resignation or removal from office. Biographical information on Mr. Burt is set forth previously in this Proxy Statement. See "Directors."

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for the fiscal years ended June 30, 2001, 2002 and 2003 concerning the compensation of the Company's Chief Executive Officer, President, Secretary and Treasurer. This individual is referred to in this Proxy Statement as the "Named Executive Officer."


                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION
                                                      -------------------
NAME AND                                                                           ALL OTHER
PRINCIPAL POSITION                        YEAR      SALARY ($)    BONUS ($)     COMPENSATION ($)
------------------                        ----      ----------    ---------     ----------------
David R. Burt........................     2003         250,000   178,701(1)            --
  Chief Executive Officer,                2002         250,000   567,598(2)            --
   President, Secretary, Treasurer        2001         250,000   272,000          119,065 (3)
   and Director

-------------

(1) This amount represents the amount earned in the fiscal year 2003, of which $20,000 was paid in the fiscal year 2003. The remaining amount has been accrued. The bonuses in 2001, 2002, and 2003 were paid or accrued pursuant to different formulas in accordance with the executive's employment contract. No bonuses remain to be accrued under such formulas.

(2) This amount represents the amount earned in fiscal 2002, of which $267,598 was paid.

(3) This amount represents the income for tax purposes reflected by a note payable to Mr. Burt.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The Company terminated its stock option plan in the fiscal year 2003, therefore, no options were granted to the Named Executive Officer during the fiscal year ended June 30, 2003.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     No options were exercised during, and no options were held by the Named Executive Officer at the end of, the fiscal year ended June 30, 2003.

                              EMPLOYMENT AGREEMENTS

     Effective as of May 5, 2000, the Company entered into an employment agreement with David R. Burt, to serve as the Chief Executive Officer. The term of the agreement continues through May 5, 2005, subject to certain extensions. Pursuant to the agreement, Mr. Burt receives an annual base salary of $250,000 and an annual performance bonus of not less than $20,000. The agreement requires Mr. Burt to devote at least 50% of his business time and attention to the performance of the duties and responsibilities of Chief Executive Officer, inasmuch as Mr. Burt also served, until December 2003, as president, chief executive officer and a director of Ergo. Mr. Burt resigned from all positions with Ergo in December 2003. Mr. Burt now devotes all of his business time to his duties as an officer and director of the Company. Mr. Burt's agreement provides for additional bonuses of 10% of the amount the Company collects on certain of the Company's delinquent receivables in excess of the amount booked for such receivables on the Company's balance sheet, subject to a specified cap, and 10% of the difference between the amount at which certain of the Company's liabilities are booked on the Company's balance sheet and the actual amounts the Company pays. As consideration for, among other things, his efforts in obtaining settlements on certain disputes in July 2000, the Company granted Mr. Burt a convertible promissory note in the principal amount of $60,000. Mr. Burt subsequently transferred the note to a family limited partnership controlled by him. On or about May 28, 2002, the holder of the note converted $52,125 of principal on the note into 20,850,000 shares of Common Stock. The remaining $7,825 in principal and $9,500 in accrued interest were redeemed by the Company. On September 19, 2002, the family limited partnership granted an option to purchase 4,170,000 shares of the Common Stock acquired upon conversion of the note to Mr. William T. Comfort III, a director of the Company, at $0.04 per share which was later exercised. On January 8, 2003, the partnership sold an additional 4,170,000 shares of the Common Stock to LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner, for $0.02676 per share. Mr. Burt's employment agreement also provides him certain registration rights with respect to the shares of the Common Stock acquired upon conversion of the note.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company during 2003 consisted of William
T. Comfort, III, who serves as chairman and Charles E. Finelli. Mr. Finelli resigned from the Board of Directors in December 2003. No executive officer of the Company serves as a member of the compensation committee or board of directors of another company of which an executive officer serves on the Compensation Committee of the Company. Nor does any executive officer of the Company serve as a member of the compensation committee of another company of which an executive officer serves as a director of the Company.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors submits the following report with respect to our executive compensation program.

                     COMPENSATION PRINCIPLES AND PHILOSOPHY

     The Company has disposed of all of its operating segments. As a result, the Company's current activities consist of managing litigation against it, attempting to realize its remaining assets, general administrative matters and the preparation for potential acquisition of a business or other use of the assets.

     Because of this unique situation the Compensation Committee does not believe comparisons with other public companies would provide a fair basis for determining the salaries of the executives. The committee does believe, however, that the base salaries provided to the executives are appropriate under the circumstances and will provide incentive to the executives to fulfill the general goals set by the Board of Directors. The executives also may receive incentive compensation based on achievement of specific goals established by the Board of Directors or the Compensation Committee.

                     COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Commensurate with Mr. Burt's duties as President, Chief Executive Officer, Secretary and Treasurer, Mr. Burt's annual base salary was $250,000. Mr. Burt also received a cash bonus of $178,701 for fiscal year 2003. Mr. Burt has not been granted any options to purchase shares of Common Stock. The following individuals were the members of the Compensation Committee during the fiscal year ended June 30, 2003.

     William T. Comfort, III, Chairman
     Charles E. Finelli (resigned in December 2003)

                                PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return of the Company's Common Stock to the S&P 500 Composite Stock Index and the S&P Healthcare Index for the period from June 30, 1998 through June 30, 2003. The graph assumes that $100 was invested in each of the Company's Common Stock, the S&P 500 and the companies listed on the S&P Healthcare Index on June 30, 1998 and that any dividends were reinvested.

-------------------- ------------------- --------------- ---------------------
                         J. L. Halsey       S&P 500         S&P Healthcare
-------------------- ------------------- --------------- ---------------------
       6/98                  $100             $100                $100
-------------------- ------------------- --------------- ---------------------
       6/99                   $86             $107                 $95
-------------------- ------------------- --------------- ---------------------
       6/00(1)                $28              $97                $123
-------------------- ------------------- --------------- ---------------------
       6/01                   $75             $106                 $99
-------------------- ------------------- --------------- ---------------------
       6/02                  $600              $86                 $83
-------------------- ------------------- --------------- ---------------------
       6/03                  $109             $115                $110
-------------------- ------------------- --------------- ---------------------



                              [PERFORMANCE GRAPH]



     (1) The Company completed the sale of all its operating assets in November 1999, and therefore no longer conducts business in the healthcare industry.

                             AUDIT COMMITTEE REPORT

     The Audit Committee's purpose is to assist the Board of Directors in its oversight of internal controls, financial statements and the audit process. The committee operates pursuant to a charter adopted by the Board of Directors.

     Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the fiscal year ended June 30, 2003, PricewaterhouseCoopers LLP, were responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with

Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

     Based on the reports and discussions described in this report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that PricewaterhouseCoopers LLP is in fact independent. The following individuals were the members of the Audit Committee during the fiscal year ended June 30, 2003.

     Andrew Richard Blair, Chairman
     Nicolas De Santis Cuadra
     Charles E. Finelli (resigned in December 2003)


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending June 30, 2004. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.


                                   AUDIT FEES

     Following are the fees billed by PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended June 30, 2003, for professional services rendered to the Company:


     Audit Fees for the audit of the Company's financial statements for the year ended June           $143,625
         30, 2003 and the review of the Company's financial statements included in the
         Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2002,
         December 31, 2002 and March 31, 2003
     Financial Information Systems Design and Implementation Fees                                            0
     All Other Fees                                                                                     54,050
                                                                                               ---------------
              Total                                                                                   $197,675

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On or about May 28, 2002, a family limited partnership controlled by David
R. Burt, our Chief Executive Officer, converted $52,125 of the $60,000 note originally issued to Mr. Burt in September 2000 for 20,850,000 shares of Common Stock. The remaining $7,875 of principal and $9,500 of interest accrued on the note was redeemed by the Company at the time of the conversion. On September 19, 2002, the family limited partnership granted an option to purchase 4,170,000 shares of the Common Stock acquired upon conversion of the note to Mr. William
T. Comfort III, a director of the Company, at $0.04 per share, which was later exercised. On January 8, 2003, the partnership sold an additional 4,170,000 shares of the Common Stock to LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner, for $0.2676 per share.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

     The following table sets forth information with respect to the beneficial ownership of the Common Stock as of the Record Date by:

     o each stockholder known by the Company to beneficially own more than five percent of the Common Stock;

     o    each of the Company's directors;

     o    each of the Company's named executive officers; and

     o    all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated, the persons included in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to applicable community property laws. The Company has no options outstanding for inclusion in the calculation of beneficial ownership.


                                                                    AMOUNT AND NATURE OF       PERCENTAGE OF
                NAME OF BENEFICIAL OWNER (A)                        BENEFICIAL OWNERSHIP    OUTSTANDING SHARES
--------------------------------------------------------------     ----------------------  ---------------------
LDN Stuyvie Partnership...................................              15,216,955 (b)               18.5%
William T. Comfort III....................................              19,386,955 (c)               23.6%
David R. Burt.............................................              12,510,000 (d)               15.2%
Andrew Richard Blair......................................                       *                   --
Nicolas De Santis Cuadra..................................                       *                   --
Directors and Officers as a group (4 persons).............              31,896,955                   38.8%

-------------------------
*    Represents beneficial ownership of less than 1%.

(a) Information as to the interests of the directors and officers has been furnished in part by them. The inclusion of information concerning shares held by or for their spouses or children or by corporations or other entities in which they have an interest does not constitute an admission by such persons of beneficial ownership thereof. Unless otherwise indicated, the address of each director and officer listed is 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119.

(b) LDN Stuyvie Partnership is a limited partnership, the sole general partner of which is William T. Comfort III, the Company's Chairman of the Board. The address of LDN Stuyvie Partnership is 30 Cheyne Walk, SW3 5HH London, UNITED KINGDOM.

(c) Includes the shares held by LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner.

(d) Consists entirely of shares held by a family limited partnership, the general partner of which is controlled by Mr. Burt.

                         SECTION 16 BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of its shares of Common Stock to file with the SEC initial reports of ownership of shares of Common Stock and reports of changes in such ownership. The SEC's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in the fiscal year ended June 30, 2003, except that Mr. De Santis failed to timely file a Form 3 on becoming a director of the Company.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently expects to hold its next annual meeting on or about December 2, 2004. Accordingly, any stockholders who desire to submit a proposal for action at the next annual meeting of stockholders, and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the proxy materials, must submit the Rule 14a-8 Proposal to us at our principal executive offices no later than the close of business on August 3, 2004 120 days prior to the annual meeting, unless we notify the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in our proxy materials.

     Any of our stockholders who desire to submit a proposal for action at the next annual meeting of stockholders, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in our proxy materials, must submit such Non-Rule 14a-8 Proposal to us at our principal executive offices no later than the close of business on September 2, 2004, unless we notify the stockholders otherwise. If a non-Rule 14a-8 Proposal is not received by us on or before the close of business on September 2, 2004, then we intend to exercise our discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to us, on matters not specifically reflected in our proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

     Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article III of our bylaws. Under Article III, a stockholder must submit to us, not less than 60 days nor greater than 90 days prior to the first anniversary of the preceding year's annual meeting or, in the event that the date of the meeting is changed by more than 30 days from the anniversary of the preceding year's annual meeting, no later than the close of business on the tenth business day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, a written notice setting forth (a) a brief description of the business desired to be brought before the meeting and the business reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of Common Stock which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting. Only those proposals meeting the requirements of Article III of the bylaws will be presented at the meeting, even if the requirements for a 14a-8 Proposal have been met.

     Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, J. L. Halsey Corporation, 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

     The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders to be held in 2004 if that nomination is submitted in writing, in accordance with our Bylaws, to Corporate Secretary, J. L. Halsey Corporation, 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

ANNUAL REPORT

     The Company's Annual Report to stockholders consisting of the annual report on Form 10-K for the fiscal year ended June 30, 2003 and quarterly report on Form 10-Q for the quarter ended December 31, 2003, including financial statements, are being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                                          By Order of the Board of Directors,


                                          David R. Burt
                                          Chief Executive Officer, President,
                                          Secretary and Treasurer